Exhibit 10.1

PATNI COMPUTER SYSTEMS LIMITED

EMPLOYEE STOCK OPTION PLAN

1.                                      Name, Objective and Term of the Plan

a)                                      The Company desires to amend the ‘Patni ESOP 2003’ (the “Original Plan”), which was effective from 30th June 2003, to grant to Employees options to purchase Equity Shares of the Company or American Depositary Receipts of the Company in terms of the provisions set forth below. This plan shall now be called the “Amended Patni ESOP 2003” (the “Plan”).  The amendments shall come into force with effect from 21st June 2006 (the “Amendment Date”) and shall replace in its entirety the Original Plan.  The members of the Company have approved the Plan in a general meeting held on 21st June 2006.  The objective of the Plan is to provide an incentive to attract, retain and reward Employees performing Services for the Participating Companies and by motivating such Employees to contribute to the growth and profitability of the Participating Companies.

b)                                     The Plan will come into force with effect as from the Amendment Date or on such other date as may be decided by the Board and shall continue to be in force until (i) its termination by the Board or (ii) the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan, if any, and the Agreements evidencing Employee Stock Options granted under the Plan,  have lapsed, whichever is earlier.

c)                                      Under the Plan, Employees, including Existing Option Grantees, will now have a right to purchase Equity Shares or ADRs in accordance with the terms of the Plan and the grant letter and/or

Agreement in respect of such Employee Stock Option(s) granted to such Employees.

d)                                     The Board may subject to compliance with Applicable Laws, at any time alter, amend, suspend or terminate the Plan.

2.                                      Definitions

2.1                                 The terms defined in this Plan shall for the purposes of this Patni ESOP 2003, have the meanings herein specified and terms not defined in this Plan shall have the meanings as defined in the SEBI Act, 1992, the Securities Contracts (Regulation) Act, 1956, the Companies Act, 1956, the SEBI (Disclosure and Investor Protection) Guidelines 2000 and the SEBI (Employee Stock Option Scheme & Employee Stock Purchase Scheme) Guidelines, 1999, or other Applicable Laws or in any statutory modifications or re-enactments thereof, as the case may be.

a)                                      “Agreement” means the employee stock option agreement between the Company and the Option Grantee evidencing the terms and conditions of an Employee Stock Option. The Agreement is subject to the conditions of the Plan and includes any amendment thereto.

b)                                     “Amendment Date” means 21st June 2006, the effective date of this amendment and restatement of the Original Plan.

c)                                      “American Depositary Receipts” or “ADRs” means an equity right representing two Equity Shares of the Company, or such other number of Equity Shares or a fraction thereof as may be specified from time to time, issued pursuant to a Deposit Agreement entered into by the Company with Depository and  which is traded on a Recognised Stock Exchange in the United States.

d)                                     “Applicable Law” means the legal requirements relating to Stock Options Plans, including, without limitation, the Companies Act, 1956, the SEBI Act, the SEBI Guidelines, the Code, the Exchange Act, the Securities Act and all relevant tax, securities, exchange control or corporate laws of India and the United States, or of any other relevant jurisdiction or of any stock exchange on which the Shares are listed or quoted.

e)                                      “Board” means the Board of Directors of the Company.

f)                                        “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or affiliates immediately prior to the transaction) owning 50 percent or more of the combined voting power of all classes of shares of the Company.

g)                                     “Code” means the United States Internal Revenue Code of 1986, as amended.

h)                                     “Companies Act” means the Companies Act, 1956 and any statutory modifications or reenactments thereof.

i)                                         “Company” means ‘Patni Computer Systems Limited’, or any successor thereof.

j)                                         “Compensation Committee” means a Compensation Committee constituted of the Board of Directors from time to time to administer the Plan.

k)                                      “Deposit Agreement” means the agreement dated 7th December 2005, as amended or superseded from time to time.

l)                                         “Depository” means the depository under the Deposit Agreement.

m)                                   “Director” means a member of the Board of the Company.

n)                                     “Eligibility Criteria” means the entitlement for offering the Employee Stock Options as may be determined from time to time by the Compensation Committee.

o)                                     “Employee” means (i) a permanent employee of the Company, a Subsidiary Company or a Parent Company, whether working in India or out of India; or (ii) a director of the Company, a Subsidiary Company or a Parent Company whether a whole time director or not; or (iii) an employee as defined in sub-clauses (i) or (ii) of a subsidiary, in India or out of India, or of a holding company of the Company, save and except provided however that (i) an employee who is a promoter or belongs to the promoter group shall not be eligible to participate in the Plan and (ii) a director who either by himself or through his relatives or through any body corporate, directly or indirectly holds more than 10% of the outstanding Equity Shares of the Company shall not be eligible to participate in the Plan.

p)                                     “Employee Stock Option” means the option given to an Employee, which gives such Employee the benefit or right to purchase or subscribe at a future date the number of Equity Shares or ADRs, as applicable, offered by the Company at a pre-determined Exercise Price as set forth in an Agreement.

q)                                     “Equity Shares” means equity shares of the Company of par value Rs. 2 per share

r)                                        “Exchange Act” means the United States Securities Exchange Act of 1934, as now in effect or as hereafter amended.

s)                                      “Exercise” means making of an application by an Employee to the Company for issue of Equity Shares or ADRs as applicable, against Employee Stock Options vested in him in pursuance of the Plan, and paying the Exercise Price for the Employee Stock Options.

t)                                        “Exercise Period” means such time period as stipulated in each  Agreement covering Employee Stock Options, after Vesting within which the Employee should exercise his right to apply for Equity Shares or ADRs as applicable, against the Employee Stock Option so vested.

u)                                     “Exercise Price” means the price payable by Option Grantee with respect to each Equity Share or ADR, as applicable, for exercising the Employee Stock Option granted to him in pursuance of the Plan. With respect to an Option Grantee whose Employee Stock Option covers ADRs, the Exercise Price shall be denominated in U.S. dollars.

v)                                     “Existing Option Grantee” means an Option Grantee who has been previously granted Employee Stock Option as of the Amendment Date under the Original Plan in terms of the Agreement but has not yet exercised such option, whether such option is a Vested Option or an Unvested Option, provided that the Exercise Period in respect of the outstanding Employee Stock Option shall not have expired.

w)                                   “Fair Market Value” means the market price of an Equity Share or ADR, as listed on a Recognised Stock Exchange, as applicable, as defined in the SEBI Guidelines.

x)                                       “Grant” means the issue of an Employee Stock Option to an Employee under the Plan.

y)                                     “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

z)                                       “Nonqualified Stock Option” means an Employee Stock Option that is not an Incentive Stock Option.

aa)                                “Option Grantee” means an Employee having a right but not an obligation to exercise an Employee Stock Option in pursuance of the Plan which includes an Existing Option Grantee .

bb)                              “Parent Company” means any future holding company of the Company.

cc)                                “Participating Company/Companies” means any or all of the Company or its Parent Company or any of its Subsidiary Companies, as the context may require.

dd)                              “Permanent Incapacity” means any disability of whatsoever nature be it physical, mental or otherwise which incapacitates or prevents or handicaps an Employee from performing any specific job, work or task which the said Employee was capable of performing immediately before such disablement as determined by the Compensation Committee based on a certificate of a medical expert of their choice; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Option Grantee’s Service, Permanent Incapacity shall mean the Option Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or is expected to last for a continuous period of not less than 12 months.

ee)                                “Plan” means this Patni Employee Stock Option Plan under which the Company will grant Employee Stock Options to Employees.

ff)                                    “Recognised Stock Exchange” means the BSE, NSE, NYSE or any other Stock Exchange as agreed by the Board on which the Company’s Equity Shares or ADRs, as applicable are listed or to be listed.

gg)                              “Register” means the Register of Option Grantees to be maintained by the Company.

hh)                              “Retirement” means retirement as per the rules of the relevant Participating Company.

ii)                                      “SEBI Act” means the Securities & Exchange Board of India Act, 1992 as amended, and includes all regulations and clarifications issued thereunder.

jj)                                      “SEBI Guidelines” means the Securities and Exchange Board of India (Employee Stock Option Scheme and Employee Stock Purchase Scheme) Guidelines, 1999, as amended and includes all regulations and clarifications issued thereunder.

kk)                                “Securities Act” means the United States Securities Act of 1933, as now in effect or as hereafter amended.

ll)                                      “Service” means the Option Grantee’s employment with a Participating Company, in the capacity of an Employee.  The Option Grantee’s employment shall not be deemed to be terminated merely because of a change in the capacity in which the Option Grantee renders employment to a Participating Company or is employed by another Participating Company, provided that there is no interruption or termination of the Option Grantee’s employment.  An Option Grantee’s employment shall be deemed to be terminated if a Participating Company (to which the Option Grantee renders employment) ceases to be a Participating Company. Subject to the foregoing, the Compensation Committee of the Company, in its sole discretion, shall determine whether an Option Grantee continues in employment of a Participating Company and which determination shall be binding and final.

mm)                          “Shares” means Equity Shares or ADRs of the Company arising out of the exercise of Employee Stock Options granted under the Plan.

nn)                              “Subsidiary company” means any present or future subsidiary company of the Company, as defined in the Companies Act, 1956 or Section 424(f) of the Code, as applicable.

oo)                              “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiary Companies.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

pp)                              “Vested Option” means an Employee Stock Option in respect of which the relevant Vesting Period is over and the Option Grantee has become eligible to exercise the Employee Stock Option.

qq)                              “Vesting” means the process by which the Option Grantee is given the right to apply for Equity Shares or ADRs, as applicable, of the Company against the Employee Stock Option granted to him in pursuance of the Plan.

rr)                                    “Vesting Period” means the period during which the Vesting of the Employee Stock Option granted to the Employee, in pursuance of the Plan takes place.

ss)                                “Unvested Option” means an Employee Stock Option in respect of which the relevant Vesting Period is not over and the Option Grantee has not become eligible to exercise the Employee Stock Option.

tt)

2.2                               Interpretation

In this Plan, unless the contrary intention appears:

a)                                      the clause headings are for ease of reference only and shall not be relevant to interpretation;

b)                                     a reference to a clause number is a reference to its sub-clauses;

c)                                      words in  singular number include the plural and vice versa;

d)                                     words importing a gender include any other gender;

e)                                      a reference to a clause is a reference to a clause or sub-clause of this Plan;

f)                                        a reference to a Schedule includes a reference to any part of that Schedule which is incorporated by reference.

3.                                      Scope of this Plan

3.1                                 A Special Resolution (“Resolution”) had been passed at the Annual General Meeting of the Company held on 30th June 2003 and later ratified by the Members at the Annual General Meeting of the Company held on 29th June 2004, authorising the Board to issue Equity Shares to eligible Employees, but not exceeding 1,11,42,085 Equity Shares of the Company.

A Special Resolution has been passed at the Annual General Meeting of the Company held on 21st June 2006, authorising the Board to, subject to Applicable Laws, amend the Original Plan to issue Shares to eligible Employees, including not more than 2,000,000 American Depositary Receipts (ADR) Linked Employee Stock Options (“ADR Linked Options”) (including converting Employee Stock Options already granted to Existing Option Grantee) to the Employees of the Company and also to the Employees of its Subsidiaries (including executive and non-executive Directors of the Company and its Subsidiaries but excluding the promoter Directors) as contemplated under and in a manner such that the aggregate number of Equity Shares to be issued shall not exceed the limit prescribed in the Resolution. All ADRs issuable under the Plan may be issued as Incentive Stock Options or Nonqualified Stock Options.  Equity Shares or ADRs issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by Applicable Law, issued shares that have been reacquired by the Company.

3.2                                 If an Employee Stock Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares, which were subject thereto, shall become available for future Grant or sale under the Plan (unless the Plan stands terminated in accordance with the terms provided herein.

3.3                                 The Exercise Price for each Employee shall be stipulated in his/her respective Agreement.

4.                                      Administration

4.1                                 Administration - The Plan shall be administered by the Compensation Committee.  All questions of interpretation of the Plan or any Employee

Stock Option shall be determined by the Compensation Committee and whose determination shall be final and binding upon all persons having an interest in the Plan or such Employee Stock Option.

4.2                                 The Compensation Committee shall in accordance with this Plan and Applicable Laws, determine the detailed terms and conditions of the Employee Stock Options, including but not limited to:-

(a)                                  The quantum of Employee Stock Options to be granted under the Plan per Employee and in aggregate;

(b)                                 The type of Shares granted (i.e. Equity Shares or ADRs) to any Employee, subject to compliance with Applicable Laws and regulations (and such determination of the Compensation Committee shall be final and binding);

(c)                                  The Eligibility Criteria;

(d)                                 The conditions under which Employee Stock Option vested in Employees may lapse in case of termination of employment for misconduct;

(e)                                  The Exercise Price;

(f)                                    The Exercise Period within which the Employee should Exercise the Employee Stock Option;

(g)                                 The schedule for Vesting for the Exercise of Employee Stock Options by eligible Employees within the Exercise Period;

(h)                                 The procedure for making a fair and reasonable adjustment to the number of Employee Stock Options and to the Exercise Price in case of corporate action such as rights issues, bonus issues, merger, sale of division and others;

(i)                                     The specified time period within which the Employee shall Exercise the Vested Options in the event of termination of service of an Employee;

(j)                                     The Grant, Vesting and Exercise of Employee Stock Option in case of Employees who are on long leave;

(k)                                  The procedure for cashless exercise of Employee Stock Options, if required;

(l)                                     Policies and systems to ensure that there is no violation of (i) Securities and Exchange Board of India (Insider Trading) Regulations, 1992; (ii) Securities and Exchange Board of India (Prohibition of Fraudulent and Unfair Trade Practices relating to the Securities Market) Regulations, 1995; (iii) Securities Act; or iv) Exchange Act, by any Employee; and

(m)                               Forms, writings and/or agreements for use in pursuance of the Plan.

5.                                      Employee Stock Options

5.1                                 Eligibility for Grant of Employee Stock Options

(a)                                  Only Employees of Participating Companies are eligible for being granted Employee Stock Options.

(b)                                 Neither the Plan, whether in its current form or in the form prior to the Amendment Date, nor any Employee Stock Option shall confer upon any Option Grantee any right with respect to continuing the Option Grantee’s relationship as Employee with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, for any reason whatsoever.

5.2                                 Limitations on Incentive Stock Options

An Employee Stock Option shall constitute an Incentive Stock Option only (a) if the Option Grantee is an employee of the Company, a Subsidiary Company or a Parent Company; (b) to the extent specifically provided in the related Agreement; and (c) to the extent that the aggregate Fair Market Value (determined at the time the Employee Stock Option is granted) of the Equity Shares or ADRs, as applicable, with respect to which all Incentive Stock Options held by such Option Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Option Grantee’s employer and its affiliates) does not exceed US$100,000.  This limitation shall be applied by taking Employee Stock Options into account in the order in which they were granted.

5.3                               Grant and Grant Agreement

(a)                                  The Compensation Committee will identify eligible Employees based on the Eligibility Criteria.  The Compensation Committee would then Grant them an Employee Stock Option to buy Equity Shares or ADRs, as applicable of the Company by way of a grant intimation, on terms as are stipulated in the Plan.

(b)                                 Each Employee Stock Option shall be evidenced by the Agreement specifying the number of Equity Shares or ADRs as applicable, covered thereby, in such form as the Compensation Committee shall from time to time determine. Such Agreements shall be deemed to incorporate all of the terms of the Plan, as if the same were set out therein. Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Agreement evidencing a Grant shall specify whether such Employee Stock Options are intended to be Nonqualified Stock Options or Incentive Stock

Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

(c)                                  The Compensation Committee may, at its discretion but subject to compliance with any Applicable Laws and regulations, give an option in writing to an Existing Option Grantee to purchase Equity Shares or ADRs upon exercise of the Employee Stock Option. The Agreement evidencing an outstanding Employee Stock Option previously entered between the Company and such Existing Option Grantee may, with the concurrence of the Existing Option Grantee, be amended by the Compensation Committee, provided that the terms of the amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Existing Option Grantee with respect to any outstanding Employee Stock Option.

6.                                    Terms and Conditions of Employee Stock Options

6.1                               Exercise Price

The Exercise Price of each Employee Stock Option shall be fixed by the Compensation Committee and stated in the Agreement evidencing such Employee Stock Option.  The Exercise Price shall not be less than the Fair Market Value of an Equity Share or ADR, as applicable, on a Recognised Stock Exchange on the date of Grant; provided, however, that, subject to Applicable Law, including the SEBI Guidelines, in the event that an Option Grantee is a Ten-Percent Stockholder, the Exercise Price of an Incentive Stock Option granted to such Option Grantee shall not be less than 110 percent of the Fair Market Value of an Equity Share or ADR, as applicable, on a Recognised Stock Exchange on the date of Grant. To the extent required by Applicable Law, in the case of a Nonqualified Stock Option, the Exercise Price shall be not less than 100 percent of the Fair Market Value of an Equity Share or ADR, as

applicable, on a Recognised Stock Exchange on the date of Grant.  In no case shall the Exercise Price of any Employee Stock Option be less than the par value of a Share of the Company.

6.2                               Vesting and Vesting Periods

Subject to Clause 6.3 and 13.3 hereof, each Employee Stock Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Compensation Committee and stated in the Agreement.  For purposes of this Clause 6.2, fractional numbers of Equity Shares or ADRs, as applicable, subject to an Employee Stock Option shall be rounded down to the next nearest whole number. The minimum Vesting Period of an Employee Stock Option shall not be less than a period of 12 months from the date of Grant.

6.3                                 Term

Each Employee Stock Option granted under the Plan shall terminate, and all rights to purchase Equity Shares or ADRs, as applicable, thereunder shall cease, upon the expiration of ten years from the date of Grant, or under such circumstances and on such other date prior thereto as is set forth in the Plan and as may be fixed by the Compensation Committee and stated in the Agreement relating to such Employee Stock Option; provided, however, that in the event that the Option Grantee is a Ten-Percent Stockholder, an Employee Stock Option granted to such Option Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its date of Grant.

6.4                                 Non Transferability of Employee Stock Options

a)                                      Employee Stock Options shall not be transferable to any person except in the event of death of the Option Grantee in accordance with Clause 6.5(a).

b)                                     No person other than the Employee to whom the Employee Stock Option is granted shall be entitled to Exercise the Employee Stock Option except in the event of the death of the Option Grantee in accordance with Clause 6.5(a).

c)                                      The Employee Stock Option shall not be pledged, hypothecated, mortgaged or otherwise alienated in any other manner.

6.5                                 Exercise of Employee Stock Options in Certain Events

a)                                      In the event of the death of an Employee while in employment with a Participating Company, all the Vested and Unvested Options may be Exercised by the Option Grantee’s nominee immediately after, but in no event later than six months from the date of death.

b)                                     In the event of separation of an Employee from the Participating Company due to reasons of Permanent Incapacity the Option Grantee may Exercise his or her Vested as well as Unvested Option immediately after Permanent Incapacity but in no event later than six months from the date of separation from employment.

c)                                      In the event of resignation from employment for reasons of normal retirement or a retirement specifically approved by the Participating Company, (i) all Vested Options should be exercised by the Option Grantee immediately after, but in no event later than six months from the date of such Option Grantee’s   retirement, but (ii) all Unvested Options will lapse as on the date of such retirement, unless otherwise determined by the Compensation Committee and which determination will be final and binding.

d)                                     In the event of resignation from employment, all Unvested Options, on the date of the last working day subsequent to resignation, shall expire and stand terminated with effect from that date. However, all Vested Options, as on that date of such last working day, shall be exercised by the employee immediately but not later than 60 days from the date of such last working day.

e)                                      In the event of abandonment of employment by an Option Grantee without the relevant Participating Company’s consent, all Employee Stock Options including Vested Options but which were not exercised at the time of abandonment of employment, shall stand terminated with immediate effect. The Compensation Committee, at its sole discretion shall decide the date of abandonment by an Employee and which decision shall be binding on all concerned.

f)                                        In the event of termination of the employment of an Option Grantee due to breach of policies of the relevant Participating Company or the terms of employment, all Employee Stock Options, including Vested Options but which were not exercised at the time of such breach shall stand terminated with effect from the date of such breach.

(g)                                 Subject to Clause 13.1, In the event of the Company being reconstituted or amalgamated or merged, the Board shall (prior to such reconstruction or amalgamation or merger) in accordance with Applicable Law and the recommendations of the Compensation Committee decide as to how all Unvested Options granted to Option Grantees will Vest and all Option Grantees will abide by the determination of the Board.

7.                                      Rights of the Option Grantee

7.1                                 The Employee shall not have right to receive any dividend or to vote or in any manner enjoy the benefits of a shareholder in respect of Employee Stock Option, till Equity Shares or ADRs as applicable, are allotted on Exercise of Employee Stock Option.

7.2                                 Nothing herein is intended to or shall give the Option Grantee any right or status of any kind as a shareholder of the Company in respect of any Equity Shares or ADRs as applicable covered by the Grant unless the Option Grantee Exercises the Employee Stock Option and becomes a registered holder of the Equity Shares or ADRs as applicable.

7.3                                 If the Company issues Bonus or Rights Shares, the Option Grantee will not be eligible for the Bonus or Rights Shares as Option Grantee. Only if the Employee Stock Options are Vested and Exercised, the Employees will be entitled for Bonus or Rights Shares as other shareholders.

8.                                      Payment of Exercise Price

Form of Consideration Authorised- Payment of the Exercise Price for the Equity Shares or ADRs, as applicable, being purchased pursuant to any Employee Stock Option shall be made in such manner as may be determined by the Compensation Committee from time to time.

9.                                      Deduction of Tax

The relevant Participating Company shall have the right to deduct from the salary, for any obligation towards tax deduction arising in connection with the Employee Stock Option or the Equity Shares or ADRs as applicable, acquired upon the Exercise thereof.  The Company shall have no obligation to deliver Equity Shares or ADRs as applicable, until the Participating Companies’ tax deducting obligations, if any have been satisfied by the Option Grantee.

10.                               Consequence of Failure to Exercise Employee Stock Option

The amount paid by the Employee, if any, at the time of Grant:

10.1                           may be forfeited by the Participating Company if the Employee Stock Option is not Exercised by the Employee within the Exercise Period; or

10.2                           may be refunded to the Employee if the Employee Stock Option is not Vested due to non- fulfillment of conditions relating to Vesting of Option as per the Plan.

11.                               Authority to vary terms

The Compensation Committee shall subject to the SEBI Guidelines and Applicable Laws have the authority from time to time to vary the terms of any of the Agreements, provided, however, that the terms and conditions of any such new, revised or amended Agreements shall be in accordance with the terms of the Plan.

12.                             Termination or Amendment of the Plan

The Board may, subject to compliance with Applicable Laws, alter, amend, suspend or terminate the Plan at any time.

13.                           Effect of Changes in Capitalization

13.1                         Changes in Stock

The number of Equity Shares or ADRs, as applicable, for which Grants may be made under the Plan shall be proportionately increased or decreased for any increase or decrease in the number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or for any other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date ( any such event hereafter referred to as a “Corporate Event”).  In addition, subject to the exception set forth in the last sentence of Clause 13.4, the number of Equity Shares or ADRs, as applicable, for which Grants are outstanding shall be proportionately increased or decreased for any increase or decrease in the number of shares of common stock of the Company on account of any Corporate Event.  Any such adjustment in outstanding Employee Stock Options shall not change the aggregate Exercise Price payable with respect to shares that are subject to the unexercised portion of an Employee Stock Option outstanding but shall include a corresponding proportionate adjustment in the Exercise Price per share.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. In the event of any distribution to the Company’s shareholders of an extraordinary cash dividend or securities of any other entity or other assets (other than ordinary dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of Shares subject to outstanding Grants and/or (ii) the exercise price of outstanding Employee Stock Options to reflect such distribution.

13.2                           Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to the exception set forth in the last sentence of Clause 13.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply solely to the common stock shares to which a holder of the number of Equity Shares or ADRs, as applicable, subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate Exercise Price of the shares remaining subject to the Employee Stock Option immediately prior to such reorganization, merger, or consolidation.

13.3                           Change of Control

Subject to the exceptions set forth in the last sentence of this Clause 13.3 and the last sentence of Clause 13.4 upon the occurrence of a Change of Control either of the following two actions shall be taken:

prior to the scheduled consummation of a Change of Control, all Employee Stock Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a reasonable period of time determined by the Board in its sole discretion, or the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of Equity Shares or ADRs, as applicable, subject to the Grant (the “Grant Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Equity Shares or ADRs, as applicable, pursuant to such transaction exceeds (II) the Exercise Price applicable to such Equity Shares or ADRs.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Employee Stock Option during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control the Plan, and all outstanding but unexercised Employee Stock Options shall terminate.  The Board shall send written notice of an event that will result in such a termination to all individuals who hold Employee Stock Options not later than the time at which the Company gives notice thereof to its shareholders.

This Clause 13.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Employee Stock Options theretofore granted, or for the substitution for such Grants for new common stock options relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option prices, in which event the Grants theretofore granted shall continue in the manner and under the terms so provided.

13.4                           Adjustments

Adjustments under Clause 13 related to shares of common stock of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Board may provide in the Agreements at the time of Grant, or any time thereafter with the consent of the Option Grantee, for different provisions to apply to a Grant in place of those described in Clauses 13.1, 13.2 and 13.3.

13.5                           No Limitations on Company

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

14.                               Miscellaneous

14.1                           Government Regulations

This Plan shall be subject to all Applicable Laws, and approvals from governmental authorities in India, the United States or any other relevant jurisdiction. The Grant and the allotment of Equity Shares or ADRs as applicable under this Plan shall also be subject to the Company requiring Employees to comply with all Applicable Laws and be subject to the approval of the Company’s Counsel.

14.2                       Inability to obtain authority Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Employee Stock Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.3                         Disclaimer of Rights

No provision in the Plan or in any Grant or Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any of its affiliates, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any of its affiliates.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

14.4                         Non-exclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board subject to Applicable Laws to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

14.5                         Severability

If any provision of the Plan or any Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.6                         Code Section 409A

The Board intends to comply with Section 409A of the Code, or an exemption to Section 409A of the Code, with regard to Grants hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A of the Code.  To the extent that the Board determines that an Option Grantee would be subject to the additional 20 percent tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A of the Code as a result of any provision of any Grant granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Board.

14.7                           Notices

All notices of communications required to be given by the Company to Option Grantee by virtue of this Plan shall be in writing at the addresses available in the records of the Company and any notice to be given by an Option Grantee to the Company shall be at the addresses mentioned below:

Company Address or to such other address as the Company may notify to the Employees from time to time.

15.                               Governing Law and Jurisdiction

15.1                         The terms and conditions of the Plan shall be governed by and construed in accordance with the laws of India;

15.2                         The High Court of Bombay shall have jurisdiction in respect of any and all matters, disputes or differences arising in relation to or out of this Plan, and the Company and all Employees shall submit themselves to the jurisdiction of the High Court of Bombay in connection with this Plan.

15.3                         Nothing in this Clause will however limit the right of the Company to bring proceedings against any Employee in connection with this Plan: -

(i)                                     in any other court of competent jurisdiction; or

(ii)                                  concurrently in more than one jurisdiction.

16.                               General Risks

Participation in this Plan shall not be construed as any guarantee of return on the equity investment. Any loss due to fluctuations in the market price of the Equity Shares or ADRs, as applicable and the risks associated with the investment is that of the Employee alone.

17.                               Income Tax Rules

Any applicable Income Tax Laws and Rules in India, the United States or any other relevant jurisdiction as in force will be applicable.

============